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                                                                    EXHIBIT 4.10


                             REGISTRATION AGREEMENT


         THIS REGISTRATION AGREEMENT (this "AGREEMENT"), dated as of
January 9, 1998, is by and among Federal-Mogul Corporation, a Michigan corporation (the "CORPORATION"), and the Persons identified on Schedule 1 hereto (the "INVESTORS").

                                    RECITALS

         A. Pursuant to that certain Equity Purchase Agreement dated as of January 9, 1998 (the "AGREEMENT") among the Corporation and the Investors, as partial consideration for the acquisition of the Equity Interests (as defined in the Agreement), the Corporation will issue to the Investors shares of the Series E Mandatory Exchangeable Preferred Stock of the Corporation (the "PREFERRED SHARES").

         B. As a condition to the consummation of the transactions contemplated by the Agreement, the Corporation has agreed to grant certain securities registration rights to the Investors as set forth herein.


                                   AGREEMENTS

         In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


         1. DEFINITIONS. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meaning when used in this Agreement:

            "AFFILIATE" means, as to any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

            "CERTIFICATE" shall have the meaning given such term in SECTION 3(A) hereof.

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMITTED PORTION" means those shares of Common Stock to be included in a Qualified Public Offering that are not subject to an over-allotment option.

            "COMMON STOCK" means the Corporation's common stock.
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                  "EXPIRATION TIME" means the first time at which (i) the
Holders hold, in the aggregate, fewer than 3,000,000 Registrable Shares (as such number may be proportionately adjusted in the event the Common Stock is subdivided into a greater number of shares or combined into a fewer number of shares), and (ii) such securities may be sold by the Holders without restriction pursuant to Rule 144(k) under the Securities Act.

                  "HOLDERS" means the holders of Registrable Shares who are parties to this Agreement or successors or assigns or subsequent holders contemplated by SECTION 14 hereof.

                  "OVER-ALLOTMENT AMOUNT" means a number of shares of Common Stock which shall be determined by the Corporation and shall not be less than the product of (i) 0.5, multiplied by (ii) the number of shares of Common Stock to be included in the over-allotment option, if any, requested by the managing underwriter or underwriters in connection with a Qualified Public Offering.

                  "PERSON" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

                  "QUALIFIED PUBLIC OFFERING" means the first underwritten offering of Common Stock made by the Corporation for its own account after the date hereof and on or prior to January 1, 1999 pursuant to an effective registration statement under the Securities Act.

                  "REGISTRABLE SHARES" means at any time (i) any outstanding shares of Common Stock issued or issuable upon conversion or exchange of the Preferred Shares (assuming the conditions precedent to such conversion or exchange had occurred in accordance with the terms of the Certificate); and (ii) any outstanding shares of Common Stock issued as, or issued upon the conversion, exchange or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of Preferred Shares or Registrable Shares; provided, however, that Registrable Shares shall not include
(a) any share that has been sold under an effective registration statement pursuant to the Securities Act, or (b) any share that has been otherwise transferred (other than to an Investor or an Affiliate of an Investor) and (i) in respect of which the Corporation has delivered a new certificate or other evidence of ownership not bearing the legend set forth on the Preferred Shares upon the initial issuance thereof (or other legend of similar import) and (ii) in the opinion of counsel to the Corporation, the subsequent disposition of such share shall not require registration under the Securities Act. For purposes of requesting registration of securities pursuant to this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares (by conversion, exchange or exercise), whether or not such acquisition has actually been effected.

                  "REGISTRATION EXPENSES" has the meaning ascribed to it in
SECTION 6 of this Agreement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.


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            "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "SUBSIDIARY" means any corporation, association or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.

    2.      DEMAND REGISTRATIONS.

            (a) REQUESTS FOR REGISTRATION. At any time after January 1, 1999 and prior to the Expiration Time, the Holder or Holders of a majority of the Registrable Shares may request registration under the Securities Act of all or part of their Registrable Shares; provided, however, such Holder or Holders may only request registration pursuant to this SECTION 2(A) if the Corporation's Second Restated Articles of Incorporation (the "ARTICLES") have been amended to authorize additional shares of Common Stock for issuance. Within ten days after receipt of any request pursuant to this SECTION 2(A), the Corporation will give written notice of such request to all other holders of Registrable Shares and, subject to the terms hereof and applicable law, will use its best efforts to effect such registration and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 14 days after the Corporation's notice has been given. All registrations requested pursuant to this SECTION 2(A) are referred to herein as "DEMAND REGISTRATIONS." Subject to the terms hereof, the Corporation shall have the right to include securities for its own account in any Demand Registration, and holders of the Corporation's securities who have the right to participate in any Demand Registration pursuant to an agreement with the Corporation shall have the right to include securities (the "REQUIRED SHARES") in such Demand Registration.

            (b) NUMBER OF DEMAND REGISTRATIONS. The Holders may request no more than, and the Corporation will be obligated to effect no more than, three Demand Registrations pursuant to SECTION 2(A). A registration will not count as a Demand Registration hereunder until the related registration statement has become effective.

            (c) PAYMENT OF EXPENSES FOR DEMAND REGISTRATIONS. The Holders will pay all Registration Expenses for any Demand Registration (regardless of whether the related registration statement becomes effective but not if such registration statement fails to become effective because of the fault of the Corporation); provided, however, that in the event securities other than those of the Holders are included in any Demand Registration, the Holders, in the aggregate, will pay that proportion of such expenses as the number of Registrable Shares included in such Demand Registration bears to the total number of securities included in such Demand Registration. Registration Expenses to be borne by the Holders pursuant to this Section 2(c) shall be borne pro rata on the basis of the number of Registrable Shares owned by such Holders which are included in such Demand Registration.

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                  (d) PRIORITY ON DEMAND REGISTRATIONS. The Holder or Holders
initiating the Demand Registration may elect whether the offering of such Registrable Shares pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering or otherwise; provided, however, that the Corporation shall not be obligated to register any offering pursuant to Rule 415 under the Securities Act (or any successor provision thereto). In any case in which an offering is in the form of a firm commitment underwritten offering, if the managing underwriter or underwriters of such offering advises the Corporation in writing that in its or their opinion it is probable that inclusion of the number of Registrable Shares, Required Shares, if any, and securities of the Corporation ("CORPORATION SHARES"), if any, proposed to be included in such offering would adversely affect the marketability of the Common Stock, the Corporation will include in such registration the number of Registrable Shares, Required Shares, if any, and Corporation Shares, if any, that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Common Stock. In such event, (a) first, the number of Required Shares, if any, and Corporation Shares, if any, to be offered shall be reduced to the extent necessary to reduce the total number of shares to be included in such offering to the number recommended by such managing underwriter or underwriters and (b) then, if necessary, the number of Registrable Shares to be offered shall be reduced pro rata on the basis of the relative number of Registrable Shares requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of shares to be included in such offering to the number recommended by such managing underwriter or underwriters.

                  (e) RESTRICTIONS ON REGISTRATIONS. (i) The Corporation may postpone for a reasonable period not to exceed 90 days, the filing, amendment or the effectiveness of a registration statement for a Demand Registration if the board of directors of the Corporation determines reasonably and in good faith that such filing would be significantly disadvantageous to the Corporation or its stockholders.

                      (ii) A Holder shall not request the registration of Registrable Shares pursuant to SECTION 2(A) hereof during the period commencing on the seventh day prior to the effective date of an offering by the Company that is registered under the Securities Act and ending on the ninetieth day after such offering is completed.

                  (f) SHORT-FORM REGISTRATIONS. If an underwritten Demand Registration is registered pursuant to Form S-3 (or any successor form thereto), and if the managing underwriter reasonably requests the inclusion in the registration statement of information which is not required under the Securities Act to be included on Form S-3, the Corporation will provide such information for inclusion by the managing underwriter.

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         3.       PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO INITIAL PIGGYBACK. In connection with the registration under the Securities Act of a Qualified Public Offering, if the registration form to be used may be used for the registration of Registrable Shares (an "INITIAL PIGGYBACK REGISTRATION"), the Corporation will give written notice (the "OFFERING NOTICE") at least 21 days prior to the anticipated filing date to all holders of Registrable Shares of its intention to effect such a registration, and the Corporation will use its best efforts to effect such registration and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 14 days after the Corporation's notice has been given. Notwithstanding the foregoing, (i) the Holders of the Registrable Shares may only include shares in such Initial Piggyback Registration if the Articles have been amended to authorize additional shares of Common Stock for issuance, (ii) the aggregate number of Registrable Shares that may be included in the Committed Portion of such Initial Piggyback Registration may not exceed, in the aggregate, a number (as may be adjusted in accordance with the proviso below, the "MAXIMUM NUMBER") equal to 25% of the product of (A) the number of Preferred Shares initially issued, multiplied by (B) the Exchange Ratio (as such term is defined in the Certificate of Designations (the "CERTIFICATE") for the Preferred Shares) in effect on the tenth day prior to the date the registration statement with respect to the Initial Piggyback Registration becomes effective, provided, however, that such Maximum Number may be reduced if, and to the extent, that the managing underwriter or underwriters of the offering advise the Corporation that in its or their opinion it is probable that the inclusion of the Maximum Number of Registrable Shares in the Qualified Public Offering would adversely affect the marketability of the shares to be sold in such offering. In the event that the number of Registrable Shares that Holders have requested be included in the Initial Piggyback Registration exceeds the Maximum Number (such excess, the "EXCESS SHARES"), the number of Registrable Shares, if any, to be included in the Committed Portion of such Initial Piggyback Registration shall be reduced pro rata on the basis of the relative number of Registrable Shares requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of Registrable Shares to be included in the Committed Portion of such Initial Piggyback Registration to the Maximum Number. Excess Shares shall be included in any over-allotment option granted to the underwriters of the Qualified Public Offering by the Corporation; provided, however, in the event the number of Excess Shares exceeds the Over-Allotment Amount, the number of Excess Shares to be included in such over-allotment option shall be reduced pro rata on the basis of the relative number of Excess Shares held by each holder of Excess Shares to the extent necessary to reduce the total number of Excess Shares to be included in such over-allotment option to the Over-Allotment Amount. Notwithstanding anything to the contrary set forth herein, in no event shall the number of shares of Common Stock included in such Initial Piggyback Registration for the account of each of Kenneth A. Lehman and David A. Weinberg, in his individual capacity, exceed a number equal to 25% of the product of (i) the number of Preferred Shares initially issued to such person, multiplied by (ii) the Exchange Ratio (as such term is defined in the Certificate) in effect on the tenth day prior to the date the registration statement with respect to the Initial Piggyback Registration becomes effective.

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                  (b) RIGHT TO ADDITIONAL PIGGYBACK. At any time after January
1, 1999 and prior to the Expiration Time, whenever Common Stock is to be registered under the Securities Act (other than pursuant to a Demand Registration), and the registration form to be used may be used for the registration of Registrable Shares (a "PIGGYBACK REGISTRATION"), the Corporation will give an Offering Notice at least 21 days prior to the anticipated filing date to all holders of Registrable Shares of its intention to effect such a registration, and the Corporation will use its best efforts to effect such registration and will include in such registration all Registrable Shares with respect to which the Corporation has received a written request for inclusion therein within 14 days after the Offering Notice has been given.

                  (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration (including, without limitation, the Initial Piggyback Registration) is an underwritten primary offering on behalf of the Corporation, and the managing underwriter or underwriters advise the Corporation in writing that in its or their opinion it is probable that the inclusion of the number of securities requested to be included in the registration would adversely affect the marketability of the shares to be sold in such offering, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold without having such effect, pro rata among the Holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such Holders, with further successive pro rata allocations among the Holders of Registrable Shares if any such Holder has requested the registration of less than all the Registrable Shares it is entitled to register, and (iii) third, other securities requested to be included in such registration.

                  (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Corporation's securities (other than the Holders of Registrable Shares), and the managing underwriter or underwriters advise the Corporation in writing that in their opinion it is probable that the inclusion of the number of securities requested to be included in such registration would adversely affect the marketability of the shares to be sold in such offering, the Corporation will include in such registration the Registrable Shares requested to be included in such registration and the securities requested to be included therein by the holders of the Corporation's securities requesting such registration (all such Registrable Shares and other securities requesting such registration being collectively referred to as the "SECONDARY SHARES") which in the opinion of such underwriters can be sold without having such effect, pro rata among the holders of such Secondary Shares on the basis of the number of Secondary Shares owned or deemed to be owned by such holders, with further successive pro rata allocations among the holders of Secondary Shares if any such holder of Secondary Shares has requested the registration of less than all such Secondary Shares it is entitled to register.


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         4.       HOLDBACK AGREEMENTS.

                  (a) The Corporation agrees, if reasonably requested by the managing underwriter or underwriters, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during the 90-day period beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to a registration on Form S-4 or S-8 or any successor form or pursuant to any commitment to do so, conditional or otherwise, existing on the date hereof).

                  (b) Each Holder agrees, if reasonably requested by the managing underwriter or underwriters, not to effect any public sale or distribution (including pursuant to Rule 144) of any equity securities of the Corporation or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during the 90-day period beginning on, the effective date of any underwritten Piggyback Registration (which included such Holder's shares) or any underwritten Demand Registration (regardless of whether such Demand Registration included such Holder's shares).

                  (c) Nothing herein shall prevent a Holder of Registrable Shares that is a partnership from making a distribution of Registrable Shares to its partners, a Holder of Registrable Shares that is a trust from making a distribution of Registrable Shares to its beneficiaries or a Holder of Registrable Shares that is a corporation from making a distribution of Registrable Shares to its shareholders. The Holders agree that any such distribution will be made in accordance with applicable law (including, without limitation, applicable federal and state securities laws) and that any distributees of Registrable Shares will take such shares subject to the terms of this Agreement.

         5. REGISTRATION PROCEDURES. Whenever the Holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to the terms of this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the terms hereof and the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as is practicable in connection with such an offering:

            (a) prepare and file with the Commission, on any registration form for which the Corporation then qualifies and which the Corporation deems appropriate, a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;

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                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as the Registrable Shares registered thereunder have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, however, except as required by the Securities Act and the rules and regulations promulgated thereunder, the Corporation shall not be obligated to keep any registration statement effective for a period in excess of 45 days;

                  (c) furnish to each seller of such Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

                  (d) register or qualify such Registrable Shares under such other securities laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or desirable to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Corporation shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process in any such jurisdiction, or (iv) provide any undertaking required by such other securities or "blue sky" laws or make any change in its charter or by-laws that the board of directors of the Corporation determines in good faith to be contrary to the best interest of the corporation and its stockholders;

                  (e) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed, provided that all applicable listing requirements are satisfied;

                  (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                  (g) enter into such customary agreements (including underwriting agreements) and take all such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Shares in accordance with the Holders' intended methods of disposition;

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

                  (h) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by any such seller or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "RECORDS") as shall be reasonably necessary to exercise their due diligence responsibilities, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Corporation determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless the contents of such Records become publicly available or the release of such Records is ordered pursuant to a subpoena or other order from a court or governmental agency of competent jurisdiction or required pursuant to applicable state or federal law. Each seller of Registrable Shares agrees that it will, upon learning that disclosure of such Records are sought by a court or governmental agency, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (i) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (j) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (k) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (l) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

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

                  (m) prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the Holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

                  (n) at the request of the managing underwriter or underwriters in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters, covering such customary matters as such underwriters may reasonably request; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters, covering such customary matters as such underwriters may reasonably request.

                  Each Holder of Registrable Shares agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in paragraph (k) of this SECTION 5, such Holder shall forthwith discontinue disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (k) of this SECTION 5 and, if so directed by the Corporation, such Holder shall deliver to the Corporation (at the Corporation's expense) all copies of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

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         6. REGISTRATION EXPENSES. Subject to SECTION 2(C), all expenses incident to the Corporation's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration which shall be borne by the holder of such Registrable Shares) and other Persons retained by the Corporation (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review and the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange. Registration Expenses shall not include expenses incurred by the Holders in connection with a Piggyback Registration (such expenses of the Holders shall include, but not be limited to, underwriting discounts and commissions relating to the Registrable Shares, brokerage fees, transfer taxes, and the fees and expenses of any counsel, accountants or other representatives retained by the Holders) which expenses shall be borne by the Holders.

         7.       INDEMNIFICATION.

                  (a) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its partners, officers, directors trustees and beneficiaries and each Person who controls such seller (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys' fees except as limited by SECTION 7(C)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a prospectus, in light of the circumstances in which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or by such seller's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Corporation has furnished such seller with a sufficient number of copies of the same or by the seller's delivery of a prospectus after the Corporation notified such seller to discontinue delivery of prospectuses. In connection with an underwritten offering, the Corporation, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares.

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                  (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys' fees except as limited by SECTION 7(C)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a prospectus, in light of the circumstances in which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in or improperly omitted from, as the case may be, any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, in any event, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement. In connection with an underwritten offering, each seller of Registrable Shares will, if requested, agree to indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided in this SECTION 7(B) with respect to the Corporation.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. Each indemnifying party also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event such indemnifying party's indemnification is unavailable for any reason.

         8. COMPLIANCE WITH RULE 144. The Corporation covenants that it shall file the reports required to be filed by it under the Securities Exchange Act, and the rules and regulations thereunder so long as the Corporation is obligated to file such reports, and it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of any Holder, the Corporation shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. The Holders of a majority of the Registrable Shares requested to be registered will have the right to select the managing underwriters to administer any offering relating to a Demand Registration, subject to the prior approval of the Corporation, which approval shall not be unreasonably withheld.

         10. REDUCTIONS OF REGISTRABLE SHARES IN AN OFFERING. In the event the aggregate number of Registrable Shares to be included in a Demand Registration, Piggyback Registration or related over-allotment option is reduced by operation of the terms hereof to a number less than the number requested by the Holders to be included in such registration or related over-allotment option, such aggregate reduction may be allocated among, and borne by, the Holders in any manner agreed upon by the Holders notwithstanding any provision herein regarding the manner in which such reduction shall be allocated among, and borne by, the Holders.

         11.      TRANSFER RESTRICTIONS.

                  (a) Except as otherwise specified in SECTION 11(D) hereof, the certificates evidencing Preferred Shares or shares of Common Stock for which Preferred Shares have been exchanged or into which Preferred Shares have been converted, shall bear a legend (the "PRIVATE PLACEMENT LEGEND") to the following effect:

                  This Security (or its predecessor) was originally issued in a transaction exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and this security and any securities issued in exchange therefor may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. By accepting this security, the holder agrees for the benefit of Federal-Mogul Corporation that, until the expiration of the holding period applicable to offers and sales of the securities evidenced hereby under Rule 144(k) under the Securities Act (or any successor provision), (A) it will not resell or otherwise transfer the security represented hereby except pursuant to (i) a registration statement that has been declared effective under the Securities Act (and that continues to be effective at the time of such transfer) or
                  (ii) an applicable exemption from registration under the Securities Act and (B) it will deliver to each person whom the security evidenced hereby is transferred (other than a transfer pursuant to clause (A)(i) above) a notice substantially to the effect of this legend.

                  (b) By its acceptance of any Preferred Shares represented by a certificate bearing the Private Placement Legend, or the shares of Common Stock for which such Preferred Shares have been exchanged or into which such Preferred Shares have been converted, the holder of such securities shall be deemed to have acknowledged the restrictions set forth in the Private Placement Legend and shall be deemed to have agreed that it will transfer such Preferred Shares, and any such shares of Common Stock for which such Preferred Shares have been exchanged or into which such Preferred Shares have been converted, only in accordance with the Private Placement Legend.

                  (c) In connection with any transfer of any Preferred Shares represented by a certificate bearing the Private Placement Legend, or the shares of Common Stock for which such Preferred Shares have been exchanged or into which such Preferred Shares have been converted, each holder thereof agrees to deliver to the Corporation such satisfactory evidence, which may include an opinion of independent counsel, as reasonably may be requested by the Corporation to confirm that such transfer is being made in accordance with the limitations set forth in the Private Placement Legend or that the limitations set forth in the Private Placement Legend no longer are applicable. In the event the Corporation determines that any such transfer is not in accordance with the Private Placement Legend or the restrictions set forth herein, the Corporation shall not effect such transfer or shall so inform the transfer agent, if any, who shall not effect such transfer.

                  (d) The Private Placement Legend may be removed from a certificate representing Preferred Shares or the certificate representing shares of Common Stock for which such Preferred Shares have been exchanged or into which such Preferred Shares have been converted, if (i) such shares are transferred pursuant to an effective registration statement under the Securities Act, or (ii) there is delivered to the Corporation such satisfactory evidence, which may include an opinion of independent counsel, as reasonably may be requested by the Corporation to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such shares will not violate the registration and prospectus delivery requirements of the Securities Act.

         12. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         13. AMENDMENTS AND WAIVERS. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the Holders of a majority of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Shares and the Corporation. Each Holder acknowledges that by operation of this paragraph the Holders of a majority of the Registrable Shares, acting in conjunction with the Corporation, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

         14. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares.

         15. FINAL AGREEMENT. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

         16. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         17. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

         18. NOTICES. Any notices required or permitted to be sent hereunder shall be delivered personally, telecopied (and confirmed) or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally or telecopied, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

         If to the initial Holders of the Registrable Shares, to the addresses set forth on Schedule 1 hereto.

         If to the Holders of Registrable Shares other than the initial Holders of the Registrable Shares, to the addresses set forth on the stock record books of the Corporation.

         If to the Corporation, to:

                  Federal-Mogul Corporation
                  26555 Northwestern Highway
                  Southfield, Michigan  48034
                  Facsimile:        (248) 354-7999
                  Attention:        Charles B. Grant
                                    Vice President - Corporate Development
                                    Diane L. Kaye, Esq.
                                    Vice President, General Counsel and
                                    Secretary

         19. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

         20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

                  [Remainder of page intentionally left blank.
                            Signature pages follow.]

         This Registration Agreement was executed as of the date first set forth above.


                            FEDERAL-MOGUL CORPORATION


                            By:_________________________________________
                               Its:_____________________________________


                            INVESTORS:

                            THE INVESTORS AS LISTED ON
                              SCHEDULE 1 HERETO


                            By:__________________________________________
                               Richard A. Morris, under power-of-attorney


                            By:__________________________________________
                               Kenneth A. Lehman, under power-of-attorney


                            By:__________________________________________
                               David A. Weinberg, under power-of-attorney

                                   SCHEDULE 1


                                    INVESTORS


--------------------------------------------------------------------------------
                                  MORRIS FAMILY
--------------------------------------------------------------------------------
BRUCE MORRIS 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Bruce E. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  890 N W Torreyview Lane
                  Portland, OR  97229
--------------------------------------------------------------------------------
         Richard A. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Ellen J. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  4711 Golf Road
                  Suite 800
                  Skokie, IL  60076
--------------------------------------------------------------------------------
BRUCE MORRIS 1997 CHILDREN'S TRUST U/A/D 11/3/97
--------------------------------------------------------------------------------
         Richard A. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
BRUCE E. MORRIS FAMILY GIFT TRUST U/A/D 9/27/85
--------------------------------------------------------------------------------
         Bruce E. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  890 N W Torreyview Lane
                  Portland, OR  97229
--------------------------------------------------------------------------------
         Linda Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
CLARA MORRIS TRUST U/A/D 12/20/55
--------------------------------------------------------------------------------
         Robert J. Morris, as Trustee

                     MORRIS FAMILY
--------------------------------------------------------------------------------
                  335 Sheridan Road
                  Winnetka, IL  60093

--------------------------------------------------------------------------------
         Howard Gilbert, as Trustee
--------------------------------------------------------------------------------
                  55 East Monroe
                  Suite 4100
                  Chicago, IL  60603
--------------------------------------------------------------------------------
ELLEN J. MORRIS 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Ellen J. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  4711 Golf Road
                  Suite 800
                  Skokie, IL  60076
--------------------------------------------------------------------------------
         Bruce E. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  890 N W Torreyview Lane
                  Portland, OR  97229
--------------------------------------------------------------------------------
         Richard A. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
ELLEN J. MORRIS 1997 CHILDREN'S TRUST U/A/D 11/3/97
--------------------------------------------------------------------------------
         Richard A. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
ELLEN J. MORRIS FAMILY GIFT TRUST U/A/D 9/27/85
--------------------------------------------------------------------------------
         Ellen J. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  4711 Golf Road
                  Suite 800
                  Skokie, IL  60076
--------------------------------------------------------------------------------
         Linda Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202

--------------------------------------------------------------------------------
MORRIS MGP TRUST FOR BRUCE U/A/D 6/23/96
--------------------------------------------------------------------------------
         Richard A. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Linda Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
MORRIS 1992 GIFT TRUST FOR ELLEN U/A/D 12/10/92
--------------------------------------------------------------------------------
         Ellen J. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  4711 Golf Road
                  Suite 800
                  Skokie, IL  60076
--------------------------------------------------------------------------------
         Audrey Morris, as Trustee
--------------------------------------------------------------------------------
                  335 Sheridan Road
                  Winnetka, IL  60093
--------------------------------------------------------------------------------
MORRIS 1992 GIFT TRUST FOR RICHARD U/A/D 12/10/92
--------------------------------------------------------------------------------
         Richard A. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Audrey Morris, as Trustee
--------------------------------------------------------------------------------
                  335 Sheridan Road
                  Winnetka, IL  60093
--------------------------------------------------------------------------------
MORRIS MERIDIAN TRUST FOR BRUCE U/A/D 6/23/96
--------------------------------------------------------------------------------
         Richard A. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Linda Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202

--------------------------------------------------------------------------------
MORRIS 1992 GIFT TRUST FOR BRUCE U/A/D 12/10/92
--------------------------------------------------------------------------------
         Bruce E. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  890 N W Torreyview Lane
                  Portland, OR  97229
--------------------------------------------------------------------------------
         Audrey Morris, as Trustee
--------------------------------------------------------------------------------
                  335 Sheridan Road
                  Winnetka, IL  60093
--------------------------------------------------------------------------------
MORRIS MGP TRUST FOR ELLEN U/A/D 3/1/96
--------------------------------------------------------------------------------
         Ellen J. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  4711 Golf Road
                  Suite 800
                  Skokie, IL  60076
--------------------------------------------------------------------------------
         Linda Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
MORRIS MERIDIAN TRUST FOR RICHARD U/A/D 3/1/96
--------------------------------------------------------------------------------
         Richard A. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Linda Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
MORRIS MGP TRUST FOR RICHARD U/A/D 3/1/96
--------------------------------------------------------------------------------
         Richard A. Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Linda Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202

--------------------------------------------------------------------------------
MORRIS MERIDIAN TRUST FOR ELLEN U/A/D 3/1/96
--------------------------------------------------------------------------------
         Ellen J. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  4711 Golf Road
                  Suite 800
                  Skokie, IL  60076
--------------------------------------------------------------------------------
         Linda Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
RICHARD A. MORRIS 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Richard A. Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Ellen J. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  4711 Golf Road
                  Suite 800
                  Skokie, IL  60076
--------------------------------------------------------------------------------
         Bruce E. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  890 N W Torreyview Lane
                  Portland, OR  97229
--------------------------------------------------------------------------------
RICHARD A. MORRIS FAMILY GIFT TRUST U/A/D 9/27/85
--------------------------------------------------------------------------------
         Richard A. Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Linda Morris, as Trustee
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Lowell Krischer, as Trustee
--------------------------------------------------------------------------------
                  Apex Floor Covering
                  1714 South Halsted
                  Chicago, IL  60608

--------------------------------------------------------------------------------
         Richard A. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
RICHARD A. MORRIS 1997 CHILDREN'S TRUST U/A/D 10/31/97
--------------------------------------------------------------------------------
         Linda Morris, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Lowell Krischer, as Trustee
--------------------------------------------------------------------------------
                  Apex Floor Covering
                  1714 South Halsted
                  Chicago, IL  60608
--------------------------------------------------------------------------------
ROBERT J. MORRIS 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Robert J. Morris, as Trustee
--------------------------------------------------------------------------------
                  335 Sheridan Road
                  Winnetka, IL  60093
--------------------------------------------------------------------------------
         Richard A. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Ellen J. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  4711 Golf Road
                  Suite 800
                  Skokie, IL  60076
--------------------------------------------------------------------------------
         Bruce E. Morris, as Business Advisor
--------------------------------------------------------------------------------
                  890 N W Torreyview Lane
                  Portland, OR  97229
--------------------------------------------------------------------------------
ROBERT J. MORRIS TRUST U/A/D 7/26/65
--------------------------------------------------------------------------------
         Robert J. Morris, as Trustee
--------------------------------------------------------------------------------
                  335 Sheridan Road
                  Winnetka, IL  60093

--------------------------------------------------------------------------------
         Howard Gilbert, as Trustee
--------------------------------------------------------------------------------
                  55 East Monroe
                  Suite 4100
                  Chicago, IL  60603
--------------------------------------------------------------------------------
ROBERT J. MORRIS REVOCABLE TRUST U/A/D 2/16/83
--------------------------------------------------------------------------------
         Robert J. Morris, as Trustee
--------------------------------------------------------------------------------
                  335 Sheridan Road
                  Winnetka, IL  60093
--------------------------------------------------------------------------------
ELLEN J. MORRIS
--------------------------------------------------------------------------------
                  4711 Golf Road
                  Suite 800
                  Skokie, IL  60076
--------------------------------------------------------------------------------
BRUCE E. MORRIS
--------------------------------------------------------------------------------
                  890 N W Torreyview Lane
                  Portland, OR  97229
--------------------------------------------------------------------------------
RICHARD A. MORRIS
--------------------------------------------------------------------------------
                  2323 Marcy
                  Evanston, IL  60202
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LEHMAN FAMILY
--------------------------------------------------------------------------------
ELLIOT LEHMAN TRUST DATED 5/20/87
--------------------------------------------------------------------------------
         Elliot Lehman, as Trustee
--------------------------------------------------------------------------------
                  1420 Sheridan Road, Apt. 9A
                  Wilmette, IL  60091
--------------------------------------------------------------------------------
FRANCES M. LEHMAN TRUST DATED 5/20/87
--------------------------------------------------------------------------------
         Frances M. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1420 Sheridan Road, Apt. 9A
                  Wilmette, IL  60091
--------------------------------------------------------------------------------
E. LEHMAN FIFTEEN YEAR INCOME TRUST
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road

                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kay Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
F. LEHMAN FIFTEEN YEAR INCOME TRUST
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kay Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
KENNETH A. LEHMAN 1996 E FAMILY TRUST U/A/D 6/11/96
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
KENNETH A. LEHMAN 1996 F FAMILY TRUST U/A/D 6/11/96
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------

                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
PAUL LEHMAN 1996 E FAMILY TRUST U/A/D 6/11/96
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
PAUL LEHMAN 1996 F FAMILY TRUST U/A/D 6/11/96
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
KAY LEHMAN SCHLOZMAN 1996 E FAMILY TRUST U/A/D 6/11/96
--------------------------------------------------------------------------------
         Kay Lehman Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road

                  Evanston, IL  60201
-------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
KAY LEHMAN SCHLOZMAN 1996 F FAMILY TRUST U/A/D 6/11/96
--------------------------------------------------------------------------------
         Kay Lehman Schlozman, Individually and as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
         Kenneth A. Lehman, Individually and as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
LUCY G. LEHMAN
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201

--------------------------------------------------------------------------------
STANLEY SCHLOZMAN
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
PAUL A. LEHMAN
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
RONNA STAMM
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
KENNETH LEHMAN CHILDREN'S TRUST U/A/D 9/30/85 F/B/O BETSY GANFORD LEHMAN
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
KENNETH LEHMAN CHILDREN'S TRUST U/A/D 9/30/85 F/B/O AMY GANFORD LEHMAN
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
KENNETH LEHMAN CHILDREN'S TRUST U/A/D 9/30/85 F/B/O PETER GANFORD LEHMAN
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
KAY SCHLOZMAN CHILDREN'S TRUST U/A/D 12/20/82

--------------------------------------------------------------------------------
         Kay Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
         Stanley Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
SCHLOZMAN FAMILY TRUST U/A/D 9/30/85
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Stanley Schlozman, as Business Advisor
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
SCHLOZMAN FAMILY GIFT TRUST U/A/D 9/30/85
--------------------------------------------------------------------------------
         Kay L. Schlozman, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Stanley Schlozman, as Business Advisor
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146

--------------------------------------------------------------------------------
PAUL LEHMAN CHILDREN'S TRUST U/T/A DTD 12/20/82
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Ronna Stamm, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Kay Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
PAUL LEHMAN IRREVOCABLE CHILDREN'S TRUST U/A/D 9/30/85
--------------------------------------------------------------------------------
         Ronna Stamm, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
PAUL LEHMAN CHILDREN'S TRUST U/A/D 9/30/85
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202

--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
BETSY GANFORD LEHMAN IRREVOCABLE TRUST NO. 1 U/A/D 12/22/83
--------------------------------------------------------------------------------
         Lucy G. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Stanley F. Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
BETSY GANFORD LEHMAN IRREVOCABLE TRUST NO. 2 U/A/D 9/30/85
--------------------------------------------------------------------------------
         Lucy G. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
KENNETH LEHMAN CHILDREN'S TRUST U/A/D 12/20/82 F/B/O BETSY GANFORD LEHMAN
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Lucy Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kay Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
AMY GANFORD LEHMAN IRREVOCABLE TRUST NO. 1 DATED 12/22/83

--------------------------------------------------------------------------------
         Lucy G. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Stanley F. Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
AMY GANFORD LEHMAN IRREVOCABLE TRUST NO. 2 U/A/D 9/30/85
--------------------------------------------------------------------------------
         Lucy G. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
KENNETH LEHMAN CHILDREN'S TRUST U/A/D 12/20/82 F/B/O AMY GANFORD LEHMAN
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Lucy Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kay Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
PETER GANFORD LEHMAN IRREVOCABLE TRUST NO. 1 DATED 12/22/83
--------------------------------------------------------------------------------
         Lucy G. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Stanley F. Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street

--------------------------------------------------------------------------------
                  Brookline, MA  02146
--------------------------------------------------------------------------------
PETER GANFORD LEHMAN IRREVOCABLE TRUST NO. 2 U/A/D 9/30/85
--------------------------------------------------------------------------------
         Lucy G. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
KENNETH LEHMAN CHILDREN'S TRUST U/A/D 12/20/82 F/B/O PETER GANFORD LEHMAN
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Lucy Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kay Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
SCHLOZMAN 1994 GIFT TRUST FOR JULIA U/A/D 1/3/94
--------------------------------------------------------------------------------
         Stanley F. Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Paul A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202

--------------------------------------------------------------------------------
JONATHAN LEHMAN IRREVOCABLE TRUST NO. 1 DATED 12/22/83
--------------------------------------------------------------------------------
         Ronna Stamm, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Stanley F. Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
MICHAEL LEHMAN IRREVOCABLE TRUST NO. 1 DATED 12/22/83
--------------------------------------------------------------------------------
         Ronna Stamm, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Stanley F. Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
ELIZABETH LEHMAN IRREVOCABLE TRUST NO. 2 U/A/D 5/12/97
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Stanley F. Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
KAY LEHMAN SCHLOZMAN 1992E FAMILY TRUST U/A/D 12/11/92
--------------------------------------------------------------------------------
         Kay Lehman Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146

--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
KAY LEHMAN SCHLOZMAN 1992F FAMILY TRUST U/A/D 12/11/92
--------------------------------------------------------------------------------
         Kay Lehman Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
KENNETH A. LEHMAN 1992E FAMILY TRUST U/A/D 12/11/92
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
KENNETH A. LEHMAN 1992F FAMILY TRUST U/A/D 12/11/92
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee

--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
KENNETH A. LEHMAN 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kay Lehman Schlozman, as Business Advisor
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
LEHMAN 1993E DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Elliot Lehman, as Trustee
--------------------------------------------------------------------------------
                  1420 Sheridan Road, Apt. 9A
                  Wilmette, IL  60091
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kay Lehman Schlozman, as Business Advisor
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146

--------------------------------------------------------------------------------
LEHMAN 1993F DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Frances M. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1420 Sheridan Road, Apt. 9A
                  Wilmette, IL  60091
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kay Lehman Schlozman, as Business Advisor
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
PAUL A. LEHMAN 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Kay Lehman Schlozman, as Business Advisor
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
PAUL LEHMAN 1992E FAMILY TRUST U/A/D 12/11/92
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604

--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
PAUL LEHMAN 1992F FAMILY TRUST U/A/D 12/11/92
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
SCHLOZMAN 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Kay L. Schlozman, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Business Advisor
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
DANIEL A. SCHLOZMAN TRUST NO. 1 U/A/D 12/31/81
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202

--------------------------------------------------------------------------------
DANIEL A. SCHLOZMAN TRUST NO. 2 U/A/D 12/31/81
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
KAY LEHMAN SCHLOZMAN 1997 CHILDREN'S TRUST U/A/D 11/3/97
--------------------------------------------------------------------------------
         Stanley F. Schlozman, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------
         Paul A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
PAUL A. LEHMAN IRREVOCABLE FAMILY TRUST A U/A/D 11/3/97
--------------------------------------------------------------------------------
         Ronna Stamm, as Trustee
--------------------------------------------------------------------------------
                  1126 Michigan
                  Evanston, IL  60202
--------------------------------------------------------------------------------
         Arthur W. Friedman, as Trustee
--------------------------------------------------------------------------------
                  Miller Shakman Hamilton
                  208 S. LaSalle Street
                  Chicago, IL  60604
--------------------------------------------------------------------------------
         Kenneth A. Lehman, as Trustee
--------------------------------------------------------------------------------
                  2715 Sheridan Road
                  Evanston, IL  60201
--------------------------------------------------------------------------------
         Kay L. Schlozman, as Trustee
--------------------------------------------------------------------------------
                  45 Warren Street
                  Brookline, MA  02146
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          WEINBERG/RADOV/KESSLER FAMILY
--------------------------------------------------------------------------------
SYLVIA M. RADOV
--------------------------------------------------------------------------------
                  5757 Gulf of Mexico Drive

--------------------------------------------------------------------------------
                  Apt. 305
                  Longboat Key, FL  34228
--------------------------------------------------------------------------------
SYLVIA M. RADOV REVOCABLE TRUST U/A/D 10/23/85
--------------------------------------------------------------------------------
         Sylvia M. Radov, as Trustee
--------------------------------------------------------------------------------
                  5757 Gulf of Mexico Drive
                  Apt. 305
                  Longboat Key, FL  34228
--------------------------------------------------------------------------------
LEWIS C. WEINBERG IRREVOCABLE TRUST DATED 8/12/76
--------------------------------------------------------------------------------
         Sylvia M. Radov, as Trustee
--------------------------------------------------------------------------------
                  5757 Gulf of Mexico Drive
                  Apt. 305
                  Longboat Key, FL  34228
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Lewis C. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  505 N. Lake Shore Drive
                  #3707
                  Chicago, IL  60611
--------------------------------------------------------------------------------
SYLVIA 1996 GIFT TRUST FOR BARBARA U/A/D 4/4/96
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035

--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
SYLVIA 1996 GIFT TRUST FOR DAVID U/A/D 4/4/96
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
SYLVIA 1996 GIFT TRUST FOR DANIEL U/A/D 4/4/96
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
BARBARA W. KESSLER REVOCABLE TRUST U/A/D 7/26/82
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035

--------------------------------------------------------------------------------
DENNIS L. KESSLER REVOCABLE TRUST U/A/D 7/26/82
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
KESSLER FAMILY TRUST U/A/D 9/30/85
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
DAVID A. WEINBERG ESTATE TRUST U/A/D 6/5/84
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
DAW FAMILY TRUST U/A/D 9/30/85
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
LCW-DCW FAMILY GIFT TRUST U/A/D 9/30/85
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and as Co-Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614

--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee and as Co-Business Advisor
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
SMR-DCW FAMILY GIFT TRUST U/A/D 9/30/85
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
DCW FAMILY TRUST U/A/D 9/30/85
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693

--------------------------------------------------------------------------------
LEWIS C. WEINBERG GRANDCHILDRENS GIFT TRUST FOR KEITH ALBERT U/A/D 12/1/82
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
KEITH A. KESSLER
--------------------------------------------------------------------------------
                  7391 S W 165th St.
                  Miami, FL  33157
--------------------------------------------------------------------------------
LEWIS C. WEINBERG GRANDCHILDRENS GIFT TRUST FOR ARTHUR JAY U/A/D 12/1/82
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
LEWIS C. WEINBERG GRANDCHILDRENS GIFT TRUST FOR ERIC JOSEPH U/A/D 12/1/82
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
ERIC JOSEPH KESSLER IRREVOCABLE TRUST U/A/D 12/27/77
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035

--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
LEWIS C. WEINBERG GRANDCHILDRENS GIFT TRUST FOR MINDY JOY U/A/D 12/1/82
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
MINDY JOY WEINBERG IRREVOCABLE TRUST U/A/D 12/27/77
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
SMR-DAW CHILDREN'S GIFT TRUST FOR MINDY JOY U/A/D 12/13/82
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
LEWIS C. WEINBERG GRANDCHILDRENS GIFT TRUST FOR BRIAN LEE U/A/D 12/1/82
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035

--------------------------------------------------------------------------------
BRIAN L. WEINBERG
--------------------------------------------------------------------------------
                  1100 Meredith Ln.
                  Apt. 1012
                  Plano, TX  75093
--------------------------------------------------------------------------------
SMR-DAW CHILDREN'S GIFT TRUST FOR BRIAN U/A/D 12/13/82
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
LEWIS C. WEINBERG GRANDCHILDRENS GIFT TRUST FOR ZACHARY DANIEL U/A/D 12/1/82
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Carol Jung (formerly known as Carol J. Weinberg), as Trustee
--------------------------------------------------------------------------------
                  2010 Copperton Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
ZACHARY DANIEL WEINBERG IRREVOCABLE TRUST U/A/D 12/31/81
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709

--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
         Carol Jung (formerly known as Carol J. Weinberg), as Trustee
--------------------------------------------------------------------------------
                  2010 Copperton Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
ABIGAIL WEINBERG GIFT TRUST U/A/D 2/20/90
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
ABIGAIL WEINBERG ANNUAL GIFT TRUST U/A/D 12/3/91
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee

--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
CAROL JUNG
--------------------------------------------------------------------------------
                  2010 Copperton Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
ARTHUR J. KESSLER
--------------------------------------------------------------------------------
                  1039 W. Altgeld
                  Chicago, IL  60614
--------------------------------------------------------------------------------
DANIEL C. WEINBERG 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         David A. Weinberg, as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
DANIEL C. WEINBERG REVOCABLE TRUST U/A/D 7/29/97
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
DAVID A. WEINBERG 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709

--------------------------------------------------------------------------------
         Barbara W. Kessler, as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
KESSLER 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
KESSLER 1996 GIFT TRUST FOR DANIEL U/A/D 12/16/96
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
         Brian Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  1100 Meredith Ln.
                  Apt. 1012
                  Plano, TX  75093
--------------------------------------------------------------------------------
         Eric Kessler, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  512 Elm Avenue
                  Tacoma Park, MD  20912
--------------------------------------------------------------------------------
KESSLER 1996 GIFT TRUST FOR DAVID U/A/D 12/16/96
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee

--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
LEWIS 1992 GIFT TRUST FOR BARBARA U/A/D 12/10/92
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
LEWIS 1992 GIFT TRUST FOR DANIEL U/A/D 12/10/92
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
LEWIS 1992 GIFT TRUST FOR DAVID U/A/D 12/10/92
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614

--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
LEWIS 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Lewis C. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  505 N. Lake Shore Drive
                  #3707
                  Chicago, IL  60611
--------------------------------------------------------------------------------
         David A. Weinberg, as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
SYLVIA 1992 GIFT TRUST FOR BARBARA U/A/D 12/10/92
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
SYLVIA 1992 GIFT TRUST FOR DANIEL U/A/D 12/10/92
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709

--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
SYLVIA 1992 GIFT TRUST FOR DAVID U/A/D 12/10/92
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
SYLVIA 1993 DESCENDANTS TRUST U/A/D 4/1/93
--------------------------------------------------------------------------------
         Sylvia M. Radov, as Trustee
--------------------------------------------------------------------------------
                  5757 Gulf of Mexico Drive
                  Apt. 305
                  Longboat Key, FL  34228
--------------------------------------------------------------------------------
         David A. Weinberg, as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035

--------------------------------------------------------------------------------
SYLVIA MGP TRUST FOR BARBARA U/A/D 6/1/96
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
SYLVIA MGP TRUST FOR DANIEL U/A/D 6/1/96
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
SYLVIA MGP TRUST FOR DAVID U/A/D 6/1/96
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693

--------------------------------------------------------------------------------
WEINBERG 1992 GIFT TRUST FOR BARBARA U/A/D 12/10/92
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
WEINBERG 1992 GIFT TRUST FOR DANIEL U/A/D 12/10/92
--------------------------------------------------------------------------------
         Daniel C. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2581 Mace Rd.
                  Camino, CA  95709
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693
--------------------------------------------------------------------------------
         Dennis L. Kessler, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
WEINBERG 1992 GIFT TRUST FOR DAVID U/A/D 12/10/92
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Allan B. Muchin, as Trustee
--------------------------------------------------------------------------------
                  Katten Muchin & Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, IL  60661-13693

--------------------------------------------------------------------------------
DENNIS L. KESSLER 1997 CHILDREN'S TRUST U/A/D 11/3/97
--------------------------------------------------------------------------------
         David A. Weinberg, as Trustee
--------------------------------------------------------------------------------
                  2135 N. Cleveland
                  Chicago, IL  60614
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------
KEITH A. KESSLER 1997 CHILDREN'S TRUST U/A/D 11/3/97
--------------------------------------------------------------------------------
         Barbara W. Kessler, as Trustee and as Business Advisor
--------------------------------------------------------------------------------
                  170 Lakeside Place
                  Highland Park, IL  60035
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------